Exhibit 99.1

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Elizabeth Arden, Inc. (the "Company") on Form 10-Q for the period ending July 27, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, E. Scott Beattie, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (i) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  September 10, 2002                     /s/ E. Scott Beattie
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                                              E. Scott Beattie
                                              Chairman, President and
                                              Chief Executive Officer